THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln National Variable Annuity Account L
Lincoln Life & Annuity Variable Annuity Account L

Group Variable Annuity

Supplement dated September 28, 2012 to the Prospectus dated May 1, 2012

This Supplement outlines important changes regarding investment options that impact your group variable annuity contract.  All other provisions in your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

Investments of the Variable Account – Description of the Funds.  This section outlines fund name changes for certain funds effective September 28, 2012. The sub-adviser change listed below was effective September 21, 2012. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

LVIP Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation
•	LVIP SSgA Global Tactical Allocation RPM Fund
(formerly LVIP SSgA Global Tactical Allocation Fund)
•	LVIP UBS Large Cap Growth RPM Fund
(sub-advised by UBS Global Asset Management (Americas) Inc.)
(formerly LVIP Janus Capital Appreciation Fund)

While there are no changes to the following funds, the descriptions of their investment objectives have been re-stated to more closely align with the way the objectives are stated in the underlying fund prospectuses.

Delaware VIP® Trust
•	Small Cap Value Series: Capital appreciation.
•	Smid Cap Growth Series: Long-term capital appreciation.

For additional information about the funds, please refer to the funds’ prospectuses.

Please retain this Supplement for future reference.